Exhibit 10.2.13

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT DATED FEBRUARY 4, 2004,
BETWEEN DELPHAX TECHNOLOGIES INC. AND LASALLE BUSINESS CREDIT, LLC

     This Amendment No. 2 (this “Amendment”), made and entered into as of July 30, 2004, is by and between Delphax Technologies Inc., a Minnesota Corporation (the “U.S. Borrower”) and LaSalle Business Credit, LLC, a Delaware limited liability company (the “U.S. Lender”).

RECITAL

     A. The U.S. Borrower and the U.S. Lender have entered into that certain Loan and Security Agreement dated as of February 4, 2004, as amended by Amendment No. 1 to Loan and Security Agreement dated as of February 24, 2004 (as amended, the “U.S. Loan Agreement”).

     B. The U.S. Borrower and the U.S. Lender now desire to amend the U.S. Loan Agreement, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendment to U.S. Loan Agreement. The U.S. Borrower and the U.S. Lender agree that paragraph 15(p) of the U.S. Loan Agreement is hereby deleted in its entirety.

     2. Conditions Precedent. The amendments contained in this Amendment shall become effective upon delivery by the U.S. Borrower to the U.S. Lender of, and compliance by the U.S. Borrower with, the following:

(a) This Amendment, duly executed by the U.S. Borrower and the U.S. Lender.

(b) The Reaffirmation of Guarantee attached hereto, duly executed by Delphax Technologies Canada Limited.

(c) The U.S. Borrower shall have paid to the U.S. Lender a nonrefundable amendment fee of $10,000.

     3. Representations and Warranties. The U.S. Borrower hereby represents and warrants to the U.S. Lender as follows:

(a) that on and as of the date hereof and after giving effect to this Amendment there will exist no Default or Event of Default (as defined in the U.S. Loan Agreement) under the U.S. Loan Agreement as amended by this Amendment on such date which has not been waived by the U.S. Lender.

(b) the U.S. Borrower has the power and legal right and authority to enter into this Amendment and any other document or instrument to be executed by the U.S. Borrower in connection with this Amendment (collectively, the “Amendment Documents”) and has duly authorized as appropriate the execution and delivery of the relevant Amendment Documents by proper corporate action.

     4. Ratification of U.S. Loan Agreement. Except as expressly amended hereby, the U.S. Loan Agreement is hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

     5. Subordinated Creditor Consent. The U.S. Borrower shall (a) undertake its best efforts to, within 30 days of the date of this Amendment, deliver to the U.S. Lender the Acknowledgment and Agreement of Subordinated Creditor (collectively, the “Subordinated Creditor Consent”) set forth at the end of this Amendment, duly executed by Tate Capital Partners Fund, LLC (the “Subordinated Creditor”) and (b) undertake its best efforts to cause the Subordinated Creditor to not require the U.S. Borrower to execute and deliver any other amendments to its loan documents with the Subordinated Creditors or to pay any fees to the Subordinated Creditor as a condition to executing its Subordinated Creditor Consent.

     6. General Release. The U.S. Borrower hereby absolutely and unconditionally releases and forever discharges the U.S. Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the U.S. Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DELPHAX TECHNOLOGIES INC.

By	/s/ Jeffrey S. Mathiesen

Title	VP & CFO

LASALLE BUSINESS CREDIT, LLC

By	/s/ Bradley E. Handrich

Title	AVP

REAFFIRMATION OF GUARANTEE

     Delphax Technologies Canada Limited, in its capacity as a guarantor of the indebtedness of Delphax Technologies Inc. (the “U.S. Borrower”) to LaSalle Business Credit, LLC (the “U.S. Lender”), pursuant to the Guarantee dated as of February 4, 2004 (the “Guarantee”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the U.S. Lender pursuant to the terms of the Guarantee; and (iv) acknowledges that the U.S. Lender may amend, restate, extend, renew or otherwise modify the Loan and Security Agreement with the U.S. Borrower and any indebtedness or agreement of the U.S. Borrower, or enter into any agreement or extend additional or other credit accommodations to the U.S. Borrower, without notifying or obtaining the consent of the undersigned and without impairing the liability of the U.S. Borrower under the Guarantee.

DELPHAX TECHNOLOGIES CANADA LIMITED

By	/s/ Jeffrey S. Mathiesen

Title	VP & CFO

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITOR

     The undersigned, a subordinated creditor of Delphax Technologies Inc. (the “U.S. Borrower”) pursuant to a Subordination Agreement dated as of February 4, 2004 (the “Subordination Agreement”) between the undersigned and LaSalle Business Credit, LLC (the “U.S. Lender”) hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; and (iii) reaffirms its obligations to the U.S. Lender pursuant to the terms of its Subordination Agreement.

TATE CAPITAL PARTNERS FUND, LLC

By	/s/ Frank McEvoy

Title	General Partner